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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2002

OVERLAND STORAGE, INC.
(formerly Overland Data, Inc.)

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858)571-5555
(Registrant's telephone number, including area code)

Item 5. Other Events

        On June 28, 2002, Overland Data, Inc. changed its corporate name to Overland Storage, Inc. The corporation's common stock continues to trade on The Nasdaq Stock Market under same symbol "OVRL".

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  (99)
  Press release dated July 1, 2002 announcing the effectiveness of the name change of Overland Data, Inc. to Overland Storage, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.
Date: July 1, 2002	/s/ VERNON A. LOFORTI
	By:	Vernon A. LoForti Vice President & CFO

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE